March 1, 2000
                                                      (Revised October 11, 2000)

                       STATEMENT OF ADDITIONAL INFORMATION

                             MARKMAN MULTIFUND TRUST

This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust") dated March 1, 2000, as supplemented from time to time. The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 1-800-707-2771.

INVESTMENT ADVISER                             SHAREHOLDER SERVICES
Markman Capital Management, Inc.               c/o Markman MultiFund Trust
6660 France Avenue South, Suite 565            221 East Fourth Street, Suite 300
Minneapolis, MN  55435                         Cincinnati, OH  45202
Toll-free:  1-800-395-4848                     Toll-free:  1-800-707-2771
Telephone:  (612) 920-4848

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                                TABLE OF CONTENTS

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                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES.............................................3

INVESTMENT RESTRICTIONS.......................................................15

QUALITY RATINGS OF DEBT SECURITIES............................................16

TRUSTEES AND OFFICERS.........................................................20

PRINCIPAL SECURITY HOLDERS....................................................22

INVESTMENT MANAGER............................................................23

TRANSFER AGENT AND ADMINISTRATOR..............................................24

CALCULATION OF SHARE PRICE....................................................24

TAXES.........................................................................25

REDEMPTION OF SHARES..........................................................26

SPECIAL REDEMPTIONS...........................................................26

CUSTODIAN.....................................................................26

AUDITORS AND LEGAL COUNSEL....................................................26

PORTFOLIO TRANSACTIONS........................................................27

PERFORMANCE INFORMATION.......................................................27

     A.  Total Return.........................................................27
     B.  Non-Standardized Total Return........................................28
     C.  Other Information Concerning Fund Performance........................29

DESCRIPTION OF THE TRUST......................................................34

ANNUAL REPORT.................................................................35

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                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

     Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940. The Trust currently offers four separate portfolios (series), each with different investment objectives (the "Portfolios"). The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date hereof, the Trust's series are:

     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO (formerly Markman Aggressive Growth
Fund) seeks capital appreciation without regard to current income.

     MARKMAN MODERATE  ALLOCATION  PORTFOLIO  (formerly  Markman Moderate Growth
Fund) seeks long-term growth of capital and a reasonable level of income.

     MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO (formerly Markman Conservative Growth Fund) seeks to provide current income and low to moderate growth of capital.

     MARKMAN INCOME ALLOCATION PORTFOLIO seeks to provide high current income and low share price fluctuation.

     At times, a Portfolio may invest all or a portion of its assets in money market mutual funds. The Portfolio may not achieve its investment objective during periods when it has taken such a temporary defensive position.

     Set forth below is additional information with respect to the types of securities and investment techniques of the underlying funds.

FOREIGN SECURITIES

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve risks and considerations that are not present when a Portfolio invests in domestic securities.

EXCHANGE RATES

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a mutual fund. An underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging

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transactions will not, however,  always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them may also be affected by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

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FOREIGN TAX CONSIDERATIONS

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Portfolios.

EMERGING MARKETS

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments.

CALCULATION OF NET ASSET VALUE

Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on days when the New York Stock Exchange is not open for business. Accordingly, the net asset value of an underlying fund may be significantly affected by such trading on days when neither Markman Capital nor you have access to the underlying funds and the Portfolios.

FOREIGN CURRENCY TRANSACTIONS

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the

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particular  foreign  currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

TEMPORARY DEFENSIVE POSITION

An underlying fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), money market mutual funds, commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements. An underlying fund may not achieve its investment objective during periods when it has taken such a temporary defensive position.

REPURCHASE AGREEMENTS

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

The 1940 Act provides that a mutual fund whose shares are purchased by a Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Portfolio's net assets. However, since each Portfolio has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of in cash, these positions may be treated as liquid. Under certain circumstances an underlying fund may determine to make payment of a redemption by a Portfolio (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Portfolio may hold securities distributed by an underlying fund until such time as we determine it appropriate to dispose of such securities. Such disposition will impose additional costs on the Portfolio.

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LOANS OF PORTFOLIO SECURITIES

An underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying fund may at any time call the loan and obtain the securities loaned;
(3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

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INDUSTRY CONCENTRATION

An underlying fund may concentrate its investments within one industry. The value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

MASTER DEMAND NOTES

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

OPTIONS

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

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A mutual  fund's option  positions  may be closed out only on an exchange  which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the underlying funds will invest are generally listed on Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the fund.

FUTURES CONTRACTS

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the

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price of the  offsetting  purchase  exceeds the price of the initial  sale,  the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged.

An underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

An underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The underlying fund may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the underlying fund's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

OPTIONS ON FUTURES CONTRACTS

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An underlying fund may employ many of the investment techniques described above for investment and hedging purposes. Although hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

LEVERAGE

An underlying fund may borrow on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high yield, high risk market has at times been subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on such securities as well as on the ability of securities' issuers to repay principal and interest. Issuers of such securities may be of low creditworthiness and the securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds.

ASSET-BACKED SECURITIES

An underlying fund may invest in mortgage pass-through securities, which are securities representing interests in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An underlying fund may invest in collateralized mortgage obligations ("CMOs"), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

                             INVESTMENT RESTRICTIONS
                             -----------------------

FUNDAMENTAL INVESTMENT POLICIES. Each Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that a Portfolio may not:

     1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Portfolio may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

     2.   Make loans.

     3. Purchase the securities of an issuer if one or more of the Trustees or officers of the Trust individually owns more than one half of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

     4.   Make short sales of securities.

     5.   Invest in puts, calls, straddles, spreads or combinations thereof.

     6. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     7.   Purchase or acquire commodities or commodity contracts.

     8. Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     9.   Issue   senior   securities,   except  as   appropriate   to  evidence
          indebtedness that the Portfolio is permitted to incur.

     10. Purchase or sell interests in oil, gas or other mineral leases, exploration or development programs (although it may invest in companies which own or invest in such interests).

     11. Invest more than 25% of its total assets in the securities of investment companies which themselves concentrate although each
          Portfolio will itself concentrate its investments in investment companies.

     As non-fundamental policies a Portfolio may not:

     1. Invest in securities for the purpose of exercising control over or management of the issuer.

     2. Purchase securities of any closed-end investment company or any investment company the shares of which are not registered in the United States.

     3.   Invest in real estate limited partnerships.

     The mutual funds in which the Portfolios may invest may, but need not, have the same investment policies as a Portfolio. Although all of the Portfolios may from time to time invest in shares of the same underlying mutual fund, the percentage of each Portfolio's assets so invested may vary, and the Portfolios' investment adviser will determine that such investments are consistent with the investment objectives and policies of each Portfolio.

                       QUALITY RATINGS OF DEBT SECURITIES
                       ----------------------------------

STANDARD & POOR'S RATINGS GROUP (S&P) BOND RATINGS

     An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.

     The ratings are based, in varying degrees, on the following considerations:
(a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     S&P's bond ratings are as follows:

     AAA - Bonds rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Bonds rated BBB are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC or CC are regarded on balanced, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     S&P's NOTE RATINGS

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P's Note ratings are as follows:

     SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest.

     SP-3 - Speculative capacity to pay principal and interest.

     Demand Bonds: S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper ratings symbols are used to denote the put options (for example, "AAA/A-1+"). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, SP-1+/A-1+").

MOODY'S CORPORATE BOND RATINGS

     Moody's bond ratings are as follows:

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds that are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Ba - Bonds that are rated Baa are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time, may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MOODY'S NOTE RATINGS

     Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

     Rating symbols and their meanings follow:

     MIG 1 - This  designation  denotes best  quality.  There is present  strong
protection  by  established  cash  flows,   superior   liquidity   support,   or
demonstrated broad-based access to the market for refinancing.

     MIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group.

     MIG 3 - This designation denotes favorable quality. All security elements are accounted for, but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

                              TRUSTEES AND OFFICERS
                              ---------------------

     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust for the fiscal year ended December 31, 1999. As described below, certain of the executive officers of the Trust are affiliates of organizations that provide services to the Trust. These organizations are Markman Capital Management, Inc., the Portfolios' investment adviser, Markman Securities, Inc., the Portfolios' principal underwriter, and Countrywide Fund Services, Inc., the Portfolios' transfer agent and administrator. Emilee Markman is married to Robert J. Markman.

                                                                    COMPENSATION
NAME                       AGE       POSITION HELD                   FROM TRUST
----                       ---       -------------                   ----------
 Richard Edwin Dana         53          Trustee                        $6,000
+Peter Dross                44          Trustee                         6,500
*Judith E. Fansler          49          Trustee                             0
+Susan Gale                 47          Trustee                         6,500
 Susan M. Lindgren          35          Trustee                         4,500
*Richard W. London          57          Trustee                             0
 Melinda S. Machones        45          Trustee                         6,000
*Emilee Markman             46          Trustee                         6,000
*Robert J. Markman          48          Chairman of the Board               0
                                        of Trustees and President
+Michael J. Monahan         49          Trustee                         6,500
Theresa M. Samocki          30          Treasurer                           0
Tina D. Hosking             31          Secretary                           0

* An "interested person" of the Trust as such term is defined in the Investment Company Act 1940.
+    Member of Audit Committee.

     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     RICHARD EDWIN DANA, 748 Goodrich Avenue, Saint Paul, Minnesota 55105 -- Managing Member, JET Construction and Remodeling L.L.C.

     PETER DROSS, 717 East River Road, Minneapolis, Minnesota 55455 -- Director of Development, The Center for Victims of Torture, Minneapolis, Minnesota (provider of treatment and rehabilitation services to survivors of politically-motivated torture).

     JUDITH E. FANSLER, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Operating Officer, Markman Capital Management, Inc.

     SUSAN GALE, 235 King Creek Road, Golden Valley, Minnesota 55416 -- Homemaker and a realtor with Edina Realty.

     SUSAN M. LINDGREN, 12015 Third Avenue North, Plymouth, Minnesota 55441 -- Partner and Executive Director of VISTAR Integrated Programs International, Plymouth, Minnesota (experiential education company) (February 1996 - Present). She was previously President/Sole Proprietor, Anything is Possible and kidvironments, Andover, Minnesota (Anything is Possible was a consulting firm offering customized experiential work shops for personal effectiveness, team building and leadership; kidvironments created custom interior and exterior environments for children of any age); Contract Employee, Lifespring, San Rafael, California (Lifespring offers experiential personal effectiveness courses internationally); Executive Vice President, Personal Empowerment Resource Center! ("PERC!"), Minneapolis, Minnesota (PERC! offered experiential personal effectiveness courses).

     RICHARD W. LONDON, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Financial Officer, Markman Capital Management, Inc., and Vice
President, Treasurer, Director and Chief Financial Officer of Markman Securities, Inc.

     MELINDA S. MACHONES, 2138 Ponderosa Circle, Duluth, Minnesota 55811 -- Director of Information Technologies, The College of St. Scholastica (December 1994 to Present); Principal, INDUS Systems (computer consulting) (September 1993-December 1994).

     EMILEE MARKMAN, 4403 Country Club Road, Edina, Minnesota 55424 -- Executive Director, Markman Capital Foundation.

     ROBERT J. MARKMAN, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- President, Treasurer and Secretary, Markman Capital Management, Inc.

     MICHAEL J. MONAHAN, One Shelby Place, St. Paul, Minnesota 55116 -- Vice President, External Relations, Ecolab Inc. (June 1994 - Present) (provider of premium institutional cleaning and sanitizing products and services worldwide); Vice President, Investor Relations, Ecolab Inc. (May 1992 - June 1994).

     THERESA M. SAMOCKI, 221 East Fourth Street, Cincinnati, Ohio, is Vice President - Fund Accounting of Integrated Fund Services, Inc. (a registered transfer agent) and IFS Fund Distributors, Inc. (a registered broker-dealer).

     TINA D. HOSKING, 221 East Fourth Street, Cincinnati, Ohio, is Vice President and Associate General Counsel of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc.

     The Trustees who are not employed by the Adviser each receive a $3,000 annual retainer to be paid $750 per quarter, plus a $750 fee for each Board meeting attended. Audit Committee members each receive an annual retainer of $500.

     The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                           PRINCIPAL SECURITY HOLDERS
                           --------------------------

     As of February 11, 2000, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 13.05% of the outstanding shares of the Markman Aggressive Allocation Portfolio, 17.19% of the outstanding shares of the Markman Moderate Allocation Portfolio and 11.91% of the outstanding shares of the Markman Conservative Allocation Portfolio. As of such date, Markman Capital Management, 6600 France Avenue, #565, Minneapolis, Minnesota 55435 owned of record 11.14% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Landscape Structures Inc. Profit Sharing Plan, 601 7th Street South, Delano, Minnesota 55369, owned of record 6.61% of the outstanding shares of the Markman Aggressive Allocation Portfolio. As of such date, Daniel H. Kalish, 8600 Boulevard East, North Bergen, New Jersey 07047, owned of record 14.50% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Thomas S. Jackson and Judith N. Jackson, 215 Mountain Road, Wilton, Connecticut 06897, owned of record 6.71% and 6.34% of the outstanding shares of the Markman Income Allocation Portfolio, respectively. As of such date, Burton A. Lieb IRA Account/ Margaret C. Anderson POA, 12 Red Rock Lane, Laguna Niguel, California 92677, owned of record 5.42% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Raymond J. Morton IRA Account, 5317 Burchette Road, Tampa, Florida 33647, owned of record 9.06% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Margaret G. Anderson IRA Rollover Account, 12 Red Rock Lane, Laguna Niguel, California owned of record 6.67% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Carol B. Windham, 1710 Fry Street, St. Paul, Minnesota 55113, owned of record 6.47% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Charles Amundsen/Viola Amundsen, 6048 West Broadway, Apartment 15, New Hope, Minnesota 55428, owned of record 5.53% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Carl Marks Living Trust, Carl Marks, TTEE DTD 8/8/96, 7590 Carmen NW, North Canton, Ohio 44720, owned of record 17.38% of the outstanding shares of the Markman Income Allocation Portfolio. As of such date, Richard G. Robinson/Patricia M.E. Robinson, 1381 Cypress Point Lane, Apartment 206, Ventura, California 93003, owned of record 7.25% of the outstanding shares of the Markman Income Allocation Portfolio.

     As of February 11, 2000, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Portfolio.

                               INVESTMENT MANAGER
                               ------------------

     Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolios pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is the controlling shareholder of Markman Capital and its President, Treasurer and Secretary. Markman Capital is the sole shareholder of Markman Securities, Inc., the Portfolios' principal underwriter. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Trustees of the Trust.

     Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolios with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolios for any costs incurred. As compensation for its services, each Portfolio pays Markman Capital a fee based upon average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus. For the fiscal year ended December 31, 1999, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio, the Markman Conservative Allocation Portfolio and the Markman Income Allocation Portfolio paid advisory fees of $972,333, $811,956, $292,256 and $1,857, respectively. For the fiscal year ended December 31, 1998, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $777,300, $771,113 and $304,465, respectively. For the fiscal year ended December 31, 1997, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $779,884, $784,937 and $354,506, respectively.

     Markman Capital pays out of the investment management fees it receives from the Portfolios, all the expenses of the Portfolios except brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees of the Trust and extraordinary expenses. Markman Capital is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the non-interested Trustees. The investment management agreement with Markman Capital provides that if the total expenses of a Portfolio in any fiscal year exceed the permissible limits applicable to the Portfolio in any state in which shares of the Portfolio are then qualified for sale, the compensation due Markman Capital for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Portfolio, subject to readjustment during the Portfolio's fiscal year.

     By its terms, the Trust's investment management agreement remains in effect from year to year, subject to annual approval by (a) the Board of Trustees or
(b) a vote of the majority of a Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

                        TRANSFER AGENT AND ADMINISTRATOR
                        --------------------------------

     The Board of Trustees of the Trust has approved an Administration, Accounting and Transfer Agency Agreement among the Trust, Integrated Fund Services, Inc. ("Integrated") and Markman Capital. Pursuant to such Agreement, Integrated serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Integrated also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Integrated include among other things
(i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolios, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Integrated furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Integrated. For these services, Integrated receives from Markman Capital, out of the investment advisory fee paid to Markman Capital by each Portfolio, a base fee of $15,000, an additional fee based upon the number of shareholder accounts, and an additional fee at the annual rate of .04% of aggregate average daily net assets of the Portfolios up to $200 million, .03% of such assets between $200 million and $500 million, and .02% of such assets in excess of $500 million. For the fiscal years ended December 31, 1999, 1998 and 1997, Markman Capital paid fees of $316,825, $278,938 and $283,156, respectively, to Integrated. Integrated also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.

     Integrated is a wholly-owned subsidiary of IFS Holdings, Inc., which in turn is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. Integrated and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The principal business address of Integrated is 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202.

                           CALCULATION OF SHARE PRICE
                           --------------------------

     The share price (net asset value) of the shares of each Portfolio is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in any Portfolio's securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Determination of Net Asset Value" in the Prospectus.

                                      TAXES
                                      -----

     The Prospectus describes generally the tax treatment of distributions by the Portfolios. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Portfolio has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Portfolio's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Portfolio's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Portfolio's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Portfolio's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Portfolios intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                              REDEMPTION OF SHARES
                              --------------------

     Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Trust.

                               SPECIAL REDEMPTIONS
                               -------------------

     If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, that Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (mutual fund shares) from the portfolio of that Portfolio, instead of in cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                    CUSTODIAN
                                    ---------

     Pursuant to a Custodian Agreement between the Trust, State Street Bank and Trust Company ("State Street") and Markman Capital, State Street provides custodial services to the Trust and each of the Portfolios. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                           AUDITORS AND LEGAL COUNSEL
                           --------------------------

     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 2000. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Portfolios as to certain accounting matters.

     Sullivan & Worcester LLP, Washington, D.C., is legal counsel to the Trust.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

     Markman Capital is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' portfolio business and negotiation of commissions, if any, paid on these transactions.

     The Portfolios will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

     Each Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as a Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the redeeming Portfolio would bear such redemption fee. The Portfolios will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load.

                             PERFORMANCE INFORMATION
                             -----------------------

A.   TOTAL RETURN

     From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

     Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ERV

Where:
P =       hypothetical initial payment of $1,000
T =       average annual total return
n =       number of years
ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation set forth above is based on the further  assumptions  that:
(i) all dividends and distributions of a Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

     Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share (NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

     The average annual total returns of the Portfolios for the one year period ended December 31, 1999 and for the period since inception are as follows:

                                                 One Year   Since Inception
                                                 --------   ---------------

     Aggressive Allocation Portfolio              49.88%         27.47%
     (Inception: January 26, 1995)

     Moderate Allocation Portfolio                35.49%         21.90%
     (Inception: January 26, 1995)

     Conservative Allocation Portfolio            24.99%         16.49%
     (Inception: January 26, 1995)

     Income Allocation Portfolio                  n/a             3.30%
     (Inception: May 1, 1999)

B.   NON-STANDARDIZED TOTAL RETURN

     In addition to the performance information described above, a Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

     The total returns for the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio, for the period from the initial public offering of shares on January 26, 1995 through December 31, 1999 were 120.01%, 95.41% and 69.48% respectively.
The total return for the Markman Income Allocation Portfolio for the period from the public offering of shares on May 1, 1999 through December 31, 1999 was 3.30%.

C.   OTHER INFORMATION CONCERNING FUND PERFORMANCE

     A Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns. A Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a Portfolio's shares when redeemed may be more or less than their original cost.

     A Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

     Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

     A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

     Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio. Although Lipper and other organizations such as Investment Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

     From time to time a Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

     From time to time, in reports and promotional literature, a Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolios, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

     Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc. will also be used.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A
Portfolio may discuss the performance of financial markets and indices over various time periods.

     The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

     Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI.

     Other widely used indices that the Portfolios may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. Government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

     The Portfolios may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

     A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

     The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten year period.

     Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolios may include the following:

     BANXQUOTE, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

     BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     CDA INVESTMENT TECHNOLOGIES, INC., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

     CHANGING  TIMES.  THE KIPLINGER  MAGAZINE,  a monthly  investment  advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

     CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

     FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

     FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

     IBM MONEY FUND REPORT, a weekly publication reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBM Money Fund Average," and "IBM Government Money Fund Average."

     IBBOTSON ASSOCIATES, INC., a company specializing in investment research and data.

     INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

     INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

     LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

     MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     MUTUAL FUND VALUES, a bi-weekly Morningstar, Inc. publication that provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

     THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

     PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

     PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

     USA TODAY, a nationally distributed newspaper.

     U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

     WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

     WORKING WOMAN, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

     When comparing yield, total return and investment risk of shares of a Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolios. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

     The performance of the Portfolios is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Portfolio for any period in the future. The performance of a Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Portfolio's performance.

                            DESCRIPTION OF THE TRUST
                            ------------------------

     The Trust is an open-end, diversified series management investment company established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series or Portfolios, each share without par value. Currently, the Trust offers four Portfolios. When issued, shares of the Portfolios are fully paid, non-assessable and freely transferable. Each share in a particular Portfolio represents an equal proportionate interest in that Portfolio with each other share of that Portfolio and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a Portfolio, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution. Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares.) Shareholders in one of the Portfolios have no interest in, or rights upon liquidation of, any of the other Portfolios.

     Shareholders of each Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. In compliance with applicable provisions of the Investment Company Act of 1940, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of shares of such funds.

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolios. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.

                                  ANNUAL REPORT
                                  -------------

     The Portfolios' financial statements as of December 31, 1999 appear in the Trust's annual report which is attached to this Statement of Additional Information.

Markman
MULTIFUNDS

           Annual
           Report

           December 31, 1999

           AGGRESSIVE ALLOCATION PORTFOLIO

           MODERATE ALLOCATION PORTFOLIO

           CONSERVATIVE ALLOCATION PORTFOLIO

           INCOME ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
LOOKING BACK:
--------------------------------------------------------------------------------

AS WE'VE SAID MANY TIMES BEFORE, the market always manages to confound at least some of the conventional wisdom. Even so, I've never, in almost two decades in the investment business, seen so many conventional views from the beginning of the year turn out to be so incredibly wrong by the end of the year. The chart below shows how dangerous it was to listen to the legion of chin-rubbing, furrow-browed "prudent" pundits as 1999 began.

--------------------------------------------------------------------------------
THE "PRUDENT" PUNDITS SAID...              WHAT ACTUALLY HAPPENED...
--------------------------------------------------------------------------------
*  The  S&P  500,   after  four  20%+      *  The  S&P  gained   over  20%  with
   years, could not repeat again with         dividends  reinvested,  its  fifth
   solid gains.                               straight great year.
--------------------------------------------------------------------------------
*  After such a  multi-year  runup in      *  While  the  stock  market  soared,
   the  stock  market,  it might be a         bonds   experienced   their  worst
   good idea to take  some  chips off         decline in a generation.
   the table and reallocate to bonds.
--------------------------------------------------------------------------------
*  Y2K  disruptions  could  throw the      *  Y2 what?
   U.S. economy into a reces-sion, or
   at least cause a severe decline in
   the stock market as investors pull
   out dollars.  To be sure,  markets
   overseas  that have  prepared less
   than  we  have  will  be  severely
   impacted.
--------------------------------------------------------------------------------
*  Market  "leadership"  is much  too      *  Leadership  stayed in the same few
   narrow.  This bull  market  cannot         favorites  with the split widening
   continue  to move up on the  backs         between  the haves and have  nots.
   of just a few favorite stocks. The         Amazingly,  even  on  the  Nasdaq,
   market will need to broaden out to         which  gained  over  85%  for  the
   survive and prosper.                       year,   almost   half  the  stocks
                                              actually lost money!
--------------------------------------------------------------------------------
*  Growth stocks have appreciated too      *  Growth once again  trounced  value
   far,  too fast.  Value  stocks are         by a huge margin.  The S&P mid-cap
   the smarter bet now for  investors         growth  index  rose over 50% while
   looking  to buy low and  ride  the         the   mid-cap   value   index  was
   market up.                                 virtually unchanged.
--------------------------------------------------------------------------------
*  The  Internet  bubble  will burst!      *  Maybe    so...someday.    In   the
   These    valuations   are   simply         meantime,   some  Internet   funds
   unsustainable!  Repent ye  dot-com         posted gains in 1999 of over 200%.
   sinners!  Arghhh....
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
1999 IN PERSPECTIVE
--------------------------------------------------------------------------------

Given how absurdly off base the conventional wisdom was last year, I can't help taking this opportunity to dig back in the archives and reprint what we wrote in last year's annual report:

--------------------------------------------------------------------------------
WHAT WE SAID LAST YEAR:

o  "It's hard to imagine a serious and extended setback for the market..."

o "The biggest risk we run this year is not recession, but an economy too strong for the Federal Reserve to tolerate."

o  "Treasuries will be in for some tough sledding..."

o "Small-cap stocks should do better this year. That doesn't mean, however, that they will outperform large stocks."

o "Technology...will continue to be a driving force in the economy. We intend to maintain our overweighting in tech stocks..."

o "Overall, I am extremely optimistic about 1999 and think that potentially significant gains are possible."
--------------------------------------------------------------------------------

No doubt it was our good fortune to see the year unfold quite as we anticipated, which in turn led to the superior per-formance of all of the Markman MultiFund Portfolios. As you can see by the accompanying charts and graphs, all of the Portfolios significantly out-performed their comparative Fund of Fund and general market index bench-marks. The Aggressive Allocation Portfolio's 49.88% return is, of course, attributable to the overweighting in technology-oriented fund investments that we were committed to -- and stuck with -- even when media pundits shouted to head for the hills.

On the other end of the volatility spec-trum, the Conservative Allocation Portfolio's 24.97% return outdistanced its peers not only by having an equity allocation that showed superior perfor-mance, but also by our choice of bond investments. As we've noted, bonds had a lousy year. We foresaw at the begin-ning of the year that the high quality/government bond choices one would normally see in a conservative-type portfolio simply wouldn't do the job in 1999. We opted to over-allocate into high-yield bond funds. Many eye-brows were raised by our use of "junk" bond funds for cautious investors, but we felt that, given the economic picture, junk was likely to hold its value much more than high-quality bonds. And the reality was that even though the high-yield funds did not perform as well as we had hoped, they did manage to turn in positive returns for the year, greatly outperforming their higher quality brethren.

As always, the Moderate Allocation Portfolio continually plays a balancing act between the zip of the Aggressive Allocation and the caution of the Conservative Allocation. Given how well our choices were at the extremes, it is not surprising that the Moderate Allocation, with its 35.49% return, did so much better than its Fund of Fund peers.

The Income Allocation did not open to investors until May 1, and has not yet had one full year of operation. Still, even in the short period of time it has been available, it, too, has outper- formed its peer group. Given how dif-ficult it is to create significant value in the bond arena, we are particularly pleased with the degree to which it did better than its peers.

Kudos to you, too, the Markman MultiFund shareholders who also did what few expected at the beginning of 1999: you stayed the course, didn't panic, and, in many cases, moved intelligently to take advantage of opportunities as the year unfolded.
                 ----------------------------------------------
                                  1999 RETURNS
                 ----------------------------------------------
                 MARKMAN AGGRESSIVE ALLOCATION           49.88%
                 Average Growth Fund of Funds            24.36%
                 S&P 500                                 20.89%
                 ----------------------------------------------
                 MARKMAN MODERATE ALLOCATION             35.49%
                 Average Moderate Fund of Funds          18.36%
                 S&P 500                                 20.89%
                 ----------------------------------------------
                 MARKMAN CONSERVATIVE ALLOCATION         24.97%
                 Average Conservative Fund of Funds      11.40%
                 S&P 500                                 20.89%
                 ----------------------------------------------
                 MARKMAN INCOME ALLOCATION*               3.27%
                 Average Income Fund of Funds            -1.39%
                 Lipper General Bond Fund Index          -0.95%
                 ----------------------------------------------

The Funds of Funds Association provides monthly performance indices for funds of funds. It divides asset allocation funds of funds into Conservative, Moderate, and Growth categories based on their degree of daily price volatility compared to the S&P 500 in 1998. Income funds of funds have 85% or more of their assets invested in bond funds. Independent data from Lipper Analytical Services is used to calculate the average returns within these categories. These indices are not audited as part of the financial statement audit. Markman Capital Management, the adviser to the Markman MultiFunds, is a founding member of the Funds of Funds Association. Additional information is available at www.fundsoffunds.org.
* From May 1, 1999

--------------------------------------------------------------------------------
                                    Markman

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 1999
                                          ------------
S&P 500                                      $34,175
Markman Aggressive Allocation Portfolio      $33,509
Funds of Funds Growth                        $25,291

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 1999
                                          ------------
S&P 500                                      $34,175
Markman Moderate Allocation Portfolio        $27,048
Funds of Funds Moderate                      $22,368

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]

                                          DEC 31, 1999
                                          ------------
S&P 500                                      $34,175
Markman Conservative Allocation Portfolio    $21,409
Funds of Funds Conservative                  $18,428
Lehman Intermediate Government Bond Index    $13,754

Past performance is not predictive of future performance.

---------------------------------------------------------
[GRAPHIC OMITTED]
                                          DEC 31, 1999
                                          ------------
Markman Income Allocation Portfolio         $10,327
Lipper General Bond Fund Index               $9,906
Funds of Funds Income                        $9,861

Past performance is not predictive of future performance.

---------------------------------------------------------

                                 LOOKING AHEAD:
                                Our Take on 2000

ALL THE INGREDIENTS ARE IN PLACE TO MAKE 2000 ANOTHER GREAT YEAR IN THE MARKET.

First among the factors that investors must consider is the simple reality that we've passed through the dreaded Y2K transition intact. Over the past year, many billions of dollars and tens of thousands of man hours have been spent making sure that the world would not grind to a screeching halt as 2000 hit. Much of that effort displaced other purchases and activities that would normally have occurred last year. Now, those resources -- both financial and human -- will be directed to other, more productive areas of technology. After some potential slowing during the first part of the year, we expect technology spending to accelerate to levels far above what most analysts are anticipating.

Another "big picture" positive that will affect on returns in 2000 is the continued overseas recovery and global expansion that finally seems to be firmly in place after the disruptions of 1997-1998. This bodes well for the large U.S. growth investments that dominate our portfolios. Over a third of the profits from companies in the S&P come from non-U.S. sources. These over-seas operations, previously a drag on recent performance, are now in a position to add financial tailwind to U.S. large caps.


Once again, we begin the year having to listen to the yammering of ersatz investment gurus who continue to deny the reality of the information-based economy. By obsessing about whether stock prices are too high over the short term, they are once again missing the big story evolving right under their noses: With each passing day, more and more of our economy becomes connected to the evolving technological world fabric. This is not a fad. This is not a bubble (at least in the sense that we have always understood bubbles, as something of no real value that will eventually burst leaving behind little or nothing). Cell phones, Email, Internet commerce, and the many other growth areas of technology that didn't even exist a decade ago are transforming economic man at a rate and to a degree that no other technology burst has ever done before in the history of man. Comparing computers to the railroads of the last century is like comparing sixteen wheelers to golf carts. What makes this information revolution so potent is the speed with which it evolves and transforms. Think of the wealth that was created worldwide during the course of the 150-year Industrial Revolution. Then think of that same level of wealth creation compressed into a generation or two. That's the potent dynamic we are faced with. When long-term investors ignore this larger picture for the sake of concerns about temporary short-term valuations, the result is wealth-creation suicide.

There is one thing, though, that the nervous nellies are right about. As the information revolution continues to unfold, many of the companies now attracting attention in the market will ultimately fail. I might even be so bold as to say that most of them won't survive. The ones that do, however, will grow in such an exponential way as to over-whelm the effects of the losers. Of course, with very few exceptions, it's probably impossible to predict who will still be left standing ten years from now. That's why now, more than ever, mutual funds loom large as the smart way to make money in the twenty-first century. By constructing a well-diversified pool of companies at the leading edge of technology, we significantly reduce the risk that we won't benefit from the dynamic growth ahead of us. We all know that in recent years many investors, for tax or performance reasons, have migrated away from funds to buying individual stocks. For some, initially, this may look like a good move. Ultimately, though, in the fast-changing complex world of technology, the risks and dangers of this approach far outweigh the potential benefits.

The managers of the underlying funds we own have discussed with us how they, on their level, attempt to participate in the upside potential of the information revolution while avoiding the most egregious risks. This is what is commonly referred to as the "bricks and mortar" approach to profiting from the technology boom. With this strategy, investors are directed to look beyond the companies making big news vying for consumer attention, such as ebay, Amazon.com, Priceline, Dell and the like and focus instead on those companies that make the stuff that these better-known names use to do their business. Companies like Sun Microsystems, Oracle, Qualcomm, Broadcomm and Cisco, to name just a few. The strategy here says that it doesn't really matter who makes the piece of plastic surrounding the cell phone or computer hard

--------------------------------------------------------------------------------
Once again, we begin the year having to listen to the yammering of ersatz investment gurus who continue to deny the reality of the information-based economy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman
2 and 3
drive. It's the people who create and make the guts underneath the plastic that will ultimately be the winners. On the Internet, don't obsess about who is selling what to consumers. Focus on the companies that are creating and selling the technologies that enable the consumer to be reached in the first place.

Some call this the "pick and shovel" strategy. This reference uses the example of the 1849 gold rush as a lesson in how to benefit from a "mania." As we all know, for every prospector who made his fortune in the California gold fields, many more went bust. In all that uncertainty, however, the merchants who sold the forty-niners the picks, shovels, and other essen-tials made -- and kept -- secure for-tunes. (I just read that in most mining boomtowns, the most prosperous person was the woman who did the miners' laundry!)

That said, I can assure you that technology stocks, and the funds that own them, will experience some extreme volatility this year. So what else is new? What you as shareholders have learned -- and what other, ostensibly smart investors have yet to learn -- is that volatility is not the same as risk. Short-term fluctuations matter little in long-term investments. If anything, these fluctuations give the superior managers to whom we've entrusted your dollars opportunities to buy at bargain prices.

Nevertheless, I can be a technology bull without being a Pollyanna about some of the potential pain we have to endure in order to reap those long-term gains. So hang in there, folks, and don't let the short-term noise and static make you lose sight of what's really important long term.

Our overall approach and strategy as we move ahead in 2000 remains the same as that which rewarded us so well in 1999. We remain convinced that the best opportunities, particularly on a risk-adjusted basis, are here in the U.S. We also continue to believe that large U.S. companies will dominate the economic landscape. Given that an increasingly large percentage of our economic growth is coming from the technology sector, we will overweight that area in an attempt to stay ahead of the curve, rather than simply play catch-up.

[PHOTO]

/s/ Bob Markman

--------------------------------------------------------------------------------
Shameless Book Promotion Department

[GRAPHIC]

Bob has written a book that "tells all" about what works and doesn't work in the mutual fund world. HAZARDOUS TO YOUR WEALTH: EXTRAORDINARY POPULAR DELUSIONS AND THE MADNESS OF MUTUAL FUND EXPERTS shows up the conventional wisdom for the odd collection of dangerous myths it really is. Bob shares with you, in depth, how he looks at the world and investments. It will give you great insights as to how we achieved the kind of performance that made 1999 a year to remember in the Markman MultiFunds. It's a fun, easy read and is available now at bookstores everywhere as well as on the Net at Amazon.com. Bob urges everyone to buy multiple copies for all of your family members.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mutual funds loom large as the smart way to make money in the twenty-first century. By constructing a well-diversified pool of companies at the leading edge of technology, we significantly reduce the risk that we won't benefit from the dynamic growth ahead of us.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman
4

--------------------------------------------------------------------------------
                        AGGRESSIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  TO  ACHIEVE  HIGH  LONG-TERM   GROWTH   CONSISTENT  WITH  REASONABLE
DIVERSIFICATION. A FULLY INVESTED PORTFOLIO, LARGELY STOCK ORIENTED, WILL BE MAINTAINED AT ALL TIMES, THUS CREATING RELATIVELY HIGH VOLATILITY.

The Aggressive Allocation Portfolio benefited all year from its disciplined overweighting in funds that were heavy own-ers of technology stocks. Those of you who followed the daily and weekly short-term price movements of the Fund (and you know who you are -- tsk, tsk) know that while this strategic move that we made back in 1998 has increased the very short-term volatility of the portfolio, it has also enabled us to finally participate in the leading edge of equity investing.

As we went into the fourth quarter, we began to see more and more solid indications that the tech rally, which previ-ously had been largely concentrated in large-cap stocks, was spreading out into the second and third tier names. We moved on this trend by taking positions in Pin Oak Aggressive Stock Fund and Firsthand Technology Innovators Fund. Both of these funds work the small- to mid-cap spectrum of the technology arena and have shown a remarkable ability in the past to be in the right stocks at the right time. Technology Innovators closed to new investors a couple of months ago, but we are still able to buy it and I expect it to be one of our larger holdings before long.

By walking our talk from an allocation standpoint, and holding our ground when things looked grim in October, we were able to make the most of the "melt up" in the final two months of the year. The Portfolio's fourth quarter gain of 33.4% was the largest quarterly gain we've ever achieved.

Of course, the funds we own in turn own more than just technology stocks. Financials and health loom large in our strategy. This enables us to look long term with our overall strategy of allocating the Portfolio to what we and our fund managers feel are the best U.S. growth companies available.

                 ---------------------------------------------
                               CONTENT BREAKDOWN
                 ---------------------------------------------
                                   Unaudited

                               [GRAPHIC OMITTED]

                 U.S. Stocks  . . . . . . . . . . . . . .  92%
                 International Stocks . . . . . . . . . .   2%
                 Bonds  . . . . . . . . . . . . . . . . .   0%
                 Cash . . . . . . . . . . . . . . . . . .   6%

PORTFOLIO COMPARISON (Unaudited)
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              Markman Aggressive      Funds of Funds Association
                             Allocation Portfolio            Growth Index

12 months ending 12/99               49.9%                       24.4%
--------------------------------------------------------------------------------
3 years annualized                   31.0%                       19.9%
--------------------------------------------------------------------------------
Annualized since inception*          27.5%                       20.7%
--------------------------------------------------------------------------------
                                                          *from February 1, 1995

==============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Aggressive Allocation Portfolio-- December 31, 1999
----------------------------------------------------------------------------------------------
Fund                                                     Shares      Market Value   % of Total
----------------------------------------------------------------------------------------------
The Rydex Series OTC Fund*                               333,051    $  27,430,062        20.1%
----------------------------------------------------------------------------------------------
Janus Twenty Fund                                        320,642       26,751,134        19.6%
----------------------------------------------------------------------------------------------
Davis New York Venture Fund, Inc.-- Class Y              631,904       18,331,529        13.4%
----------------------------------------------------------------------------------------------
White Oak Growth Stock Fund*                             295,445       18,057,612        13.2%
----------------------------------------------------------------------------------------------
Liberty-Stein Roe Growth Stock Fund*                     293,608       16,262,962        11.9%
----------------------------------------------------------------------------------------------
Marsico Focus Fund*                                      305,967        7,174,921         5.3%
----------------------------------------------------------------------------------------------
Transamerica Premier Equity Fund*                        211,131        6,747,743         5.0%
----------------------------------------------------------------------------------------------
Pin Oak Aggressive Stock Fund*                           107,144        5,755,794         4.2%
----------------------------------------------------------------------------------------------
The Internet Fund*                                       101,260        5,034,659         3.7%
----------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                     92,152        4,548,638         3.3%
----------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund                        602,857          602,857         0.4%
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $77,825,586)                                  136,697,911       100.1%
----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                        (335,851)       (0.1)%
----------------------------------------------------------------------------------------------
NET ASSETS                                                          $ 136,362,060       100.0%
                                                                    =============       =====

----------------------------------------------------------------------------------------------
* Non-income producing security.               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                         MODERATE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR  GOAL:  TO  BLEND  OUR   CONSERVATIVE   AND   AGGRESSIVE   APPROACHES  IN  A
MIDDLE-OF-THE-ROAD PORTFOLIO THAT AIMS FOR HIGHER RETURN THAN A CONSERVATIVE APPROACH BUT LOWER VOLATILITY THAN AN AGGRESSIVE STANCE.

The Moderate Allocation Portfolio was fortunate in 1999 to be in the position to blend our successful Conservative and Aggressive strategies. Of course, the driving force in the Portfolio has been its exposure to the large-cap growth sector of the U.S. market. During the fall of 1999, we further enhanced the return potential of the Portfolio by adding to our technology positions. We increased the Rydex OTC share of the portfolio and added both The Internet Fund and Firsthand Technology Innovators Fund to the mix.

As with the Conservative Allocation, we have taken steps to offset the increased volatility of these new positions by shifting our fixed-income strategy away from the high-yield sector toward the very short end of the yield curve. We no longer have positions in high-yield bonds; most of those dollars have, as in the Conservative Allocation, been reallocated to Pimco Short Term Bond Fund and Strong Advantage.

The overall allocation to equities remains at the high end of the range that we consider reasonable for this portfolio. This is a reflection of our continued positive outlook on the economy and the markets.

                 ---------------------------------------------
                               CONTENT BREAKDOWN
                 ---------------------------------------------
                                   Unaudited

                               [GRAPHIC OMITTED]

                 U.S. Stocks  . . . . . . . . . . . . . .  69%
                 International Stocks . . . . . . . . . .   2%
                 Bonds  . . . . . . . . . . . . . . . . .  17%
                 Cash . . . . . . . . . . . . . . . . . .  12%

PORTFOLIO COMPARISON (Unaudited)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                Markman Moderate             Funds of Funds
                              Allocation Portfolio    Association Moderate Index

12 months ending 12/99               35.5%                       18.4%
--------------------------------------------------------------------------------
3 years annualized                   24.2%                       16.9%
--------------------------------------------------------------------------------
Annualized since inception*          21.9%                       18.9%
--------------------------------------------------------------------------------
                                                          *from February 1, 1995

==============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Moderate Allocation Portfolio-- December 31, 1999
----------------------------------------------------------------------------------------------
Fund                                                     Shares      Market Value   % of Total
----------------------------------------------------------------------------------------------
Janus Twenty Fund                                        256,396    $  21,391,126        21.2%
----------------------------------------------------------------------------------------------
Marsico Focus Fund*                                      847,847       19,882,017        19.7%
----------------------------------------------------------------------------------------------
The Rydex Series OTC Fund*                               174,011       14,331,538        14.2%
----------------------------------------------------------------------------------------------
PIMCO Short Term Fund-- Institutional                  1,011,708       10,066,493        10.0%
----------------------------------------------------------------------------------------------
Davis New York Venture Fund, Inc.-- Class Y              270,587        7,849,720         7.8%
----------------------------------------------------------------------------------------------
Strong Advantage Fund-- Institutional                    760,645        7,507,563         7.5%
----------------------------------------------------------------------------------------------
Paap America-Abroad Fund*                                174,078        6,136,262         6.1%
----------------------------------------------------------------------------------------------
Firsthand Technology Innovators Fund*                     81,762        4,035,768         4.0%
----------------------------------------------------------------------------------------------
The Internet Fund*                                        43,175        2,146,660         2.1%
----------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund                      7,786,336        7,786,336         7.7%
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $69,142,268)                                  101,133,483       100.3%
----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                        (334,715)       (0.3)%
----------------------------------------------------------------------------------------------
NET ASSETS                                                          $ 100,798,768       100.0%
                                                                    =============       ======

* Non-income producing security.               See accompanying notes to financial statements.
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman
6

--------------------------------------------------------------------------------
                       CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: TO CAPTURE RETURNS CLOSE TO THOSE OF A TYPICAL PORTFOLIO -- CAUTIOUSLY BALANCED AMONG STOCKS, BONDS, AND MONEY MARKET FUNDS -- WHILE KEEPING SHORT-TERM VOLATILITY CLOSER TO THAT OF AN INTERMEDIATE BOND PORTFOLIO.

Although we remain careful in the Conservative Allocation not to let our enthusiasm with the market get the better of us, we did think it prudent to take advantage of the late summer, early fall weakness to add to our equity positions. We took small positions in Rydex OTC and Firsthand Technology Innovators to get our market exposure consistent with our overall view of where the strength is and would be. As you can see from the pie chart below, our stock exposure is now 48%, low relative to many other balanced portfolios, but still higher than the 37% figure as of 9/30/99.

The added volatility inherent in this slightly higher equity allocation has, in our estimation, been offset by the tactical shift we have taken with the fixed-income portion of the portfolio. During the fourth quarter we sold all existing bond positions, which consisted mostly of high-yield bonds. This was in no way a reflection of our feelings about those particular funds. We continue to see them as excellent investments in the right situation. In this case, however, we are looking for a fixed-income component that will give us a greater assurance of ongoing stability. Thus we have shift-ed the allocation to short-term bond and money market funds. Funds such as Pimco Short Term Bond and Strong Advantage provide very high ongoing stability, which, along with our money market position, will help to stabilize the volatility that our equity positions present us.

Since we are very bullish on the economy's strength, one of the biggest potential risks we foresee in 2000 is on the interest rate front. Should rates increase, we are assured of higher stability by sticking to the short end of the bond maturity range. Indeed, if rising rates cause a significant setback in stock prices, we would have resources in those bond positions to deploy back into stocks at lower prices.

                 ---------------------------------------------
                               CONTENT BREAKDOWN
                 ---------------------------------------------
                                   Unaudited

                               [GRAPHIC OMITTED]

                 U.S. Stocks  . . . . . . . . . . . . . .  48%
                 International Stocks . . . . . . . . . .   1%
                 Bonds  . . . . . . . . . . . . . . . . .  38%
                 Cash . . . . . . . . . . . . . . . . . .  13%

PORTFOLIO COMPARISON (Unaudited)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                              Markman Conservative    Funds of Funds Association
                              Allocation Portfolio        Conservative Index

12 months ending 12/99               25.0%                       11.4%
--------------------------------------------------------------------------------
3 years annualized                   16.5%                       11.5%
--------------------------------------------------------------------------------
Annualized since inception*          16.5%                       13.0%
--------------------------------------------------------------------------------
                                                          *from February 1, 1995

==============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Conservative Allocation Portfolio-- December 31,1999
----------------------------------------------------------------------------------------------
Fund                                                     Shares      Market Value   % of Total
----------------------------------------------------------------------------------------------
PIMCO Short-Term Fund-- Institutional                    683,188    $   6,797,716        19.7%
----------------------------------------------------------------------------------------------
Marsico Focus Fund*                                      289,450        6,787,594        19.6%
----------------------------------------------------------------------------------------------
Strong Advantage Fund-- Institutional                    659,225        6,506,555        18.8%
----------------------------------------------------------------------------------------------
Janus Twenty Fund                                         63,513        5,298,879        15.3%
----------------------------------------------------------------------------------------------
Firsthand Technology Value Fund*                          22,145        2,004,544         5.8%
----------------------------------------------------------------------------------------------
The Rydex Series OTC Fund*                                24,120        1,986,493         5.7%
----------------------------------------------------------------------------------------------
Selected American Shares                                  52,882        1,893,186         5.5%
----------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund                      3,116,087        3,116,087         9.0%
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $27,329,672)                                   34,391,054        99.4%
----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                         207,844         0.6%
----------------------------------------------------------------------------------------------
NET ASSETS                                                          $  34,598,898       100.0%
                                                                    =============       ======

* Non-income producing security.               See accompanying notes to financial statements.
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                          INCOME ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

OUR GOAL: TO PROVIDE HIGH CURRENT INCOME AND LOW SHARE PRICE FLUCTUATION.

The Income Allocation, from its inception in the Spring of 1999, has faced a challenging market dynamic. How does one achieve a high current yield and stability of principal in an environment that is negative for bonds? It helped enormously that we were fortunate to have made the tactical decision that high-yield bonds would likely give us the best total return in 1999. Over half of the Fund's portfolio has been allocated to this area. This is, to be sure, a much higher allocation to high yields than other income funds have. And, admittedly, it is, on paper, not the most cautious of allocations. But, as we always say, "stable is as stable does." If this mar-ket dictates that the best return is to be found at the lower end of the quality range, we see no reason to mindlessly ignore reality for the sake of dogmatic adherence to traditional bond allocations.

Additionally, as is no doubt obvious by now, we also received an extra bit of tailwind in the portfolio by our minor allocation to stock funds. This enabled us to maintain a positive total return profile, something few of our peers were able to achieve.

We go into 2000 more positive than ever about the prospects for this Portfolio. While we expect the sled-ding to continue to be rough for the bond market, we do think high yield will perform better than last year and will once again far outperform higher quality bond choices. This should be good news for shareholders as it will allow us to maintain a high dividend and produce potentially superior total return numbers.

                 ---------------------------------------------
                               CONTENT BREAKDOWN
                 ---------------------------------------------
                                   Unaudited

                               [GRAPHIC OMITTED]

                 U.S. Stocks  . . . . . . . . . . . . . .  16%
                 International Stocks . . . . . . . . . .   0%
                 Bonds  . . . . . . . . . . . . . . . . .  65%
                 Cash . . . . . . . . . . . . . . . . . .  19%

PORTFOLIO COMPARISON (Unaudited)

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                 Markman Income       Funds of Funds Association
                              Allocation Portfolio           Income Index

8 months ending 12/99*                3.3%                       -1.4%
--------------------------------------------------------------------------------
3 years annualized                    N/A                         N/A
--------------------------------------------------------------------------------
Annualized since inception*           N/A                         N/A
--------------------------------------------------------------------------------
                                                         *Inception: May 1, 1999

==============================================================================================
PORTFOLIO OF INVESTMENTS
Markman Income Allocation Portfolio-- December 31, 1999
----------------------------------------------------------------------------------------------
Fund                                                     Shares      Market Value   % of Total
----------------------------------------------------------------------------------------------
PIMCO Total Return Fund-- Institutional                   36,514    $     361,494        19.1%
----------------------------------------------------------------------------------------------
Northeast Investors Trust                                 34,536          337,421        17.8%
----------------------------------------------------------------------------------------------
Fidelity Capital & Income Fund                            34,192          317,645        16.8%
----------------------------------------------------------------------------------------------
INVESCO High Yield Fund                                   49,140          315,967        16.7%
----------------------------------------------------------------------------------------------
Marsico Growth & Income Fund*                              6,429          140,537         7.4%
----------------------------------------------------------------------------------------------
White Oak Growth Stock Fund*                               2,028          123,974         6.5%
----------------------------------------------------------------------------------------------
Miscellaneous-- Money Market Fund                        298,375          298,375        15.7%
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $1,880,614)                                     1,895,413       100.0%
----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET                                             668         0.0%
----------------------------------------------------------------------------------------------
NET ASSETS                                                          $   1,896,081       100.0%
                                                                    =============       ======

* Non-income producing security. See accompanying notes to financial statements.
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Markman
8

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES o December 31, 1999

                                                                     Markman          Markman         Markman         Markman
                                                                      Income     Conservative        Moderate      Aggressive
                                                                  Allocation       Allocation      Allocation      Allocation
                                                                   Portfolio        Portfolio       Portfolio       Portfolio
=============================================================================================================================
ASSETS

Investments in securities:
  At acquisition cost ......................................   $   1,880,614    $  27,329,672   $  69,142,268   $  77,825,586
                                                               =============    =============   =============   =============
  At value (Note 1) ........................................   $   1,895,413    $  34,391,054   $ 101,133,483   $ 136,697,911
Receivable for capital shares sold .........................            --            321,025           6,275          44,485
Dividends receivable .......................................           2,087           16,857          13,377           1,891
Other assets ...............................................             421            4,592             459           8,985
                                                               -------------    -------------   -------------   -------------
  TOTAL ASSETS .............................................       1,897,921       34,733,528     101,153,594     136,753,272
                                                               -------------    -------------   -------------   -------------
=============================================================================================================================

LIABILITIES
Payable for capital shares redeemed ........................           1,000           59,895         223,171         176,909
Distributions payable to shareholders ......................              --           47,884          54,076         111,487
Payable to affiliates (Note 3) .............................             840           26,851          77,579         102,816
                                                               -------------    -------------   -------------   -------------
  TOTAL LIABILITIES ........................................           1,840          134,630         354,826         391,212
                                                               -------------    -------------   -------------   -------------
=============================================================================================================================

NET ASSETS .................................................   $   1,896,081    $  34,598,898   $ 100,798,768   $ 136,362,060
                                                               =============    =============   =============   =============
Net assets consist of:
Paid-in capital ............................................   $   1,888,248    $  27,535,956   $  68,805,045   $  77,659,150
Undistributed net investment income ........................            --              1,560           2,508            --
Distributions in excess of net realized gains ..............            --               --              --          (169,415)
Accumulated net realized losses from security transactions .          (6,966)            --              --              --
Net unrealized appreciation on investments .................          14,799        7,061,382      31,991,215      58,872,325
                                                               -------------    -------------   -------------   -------------
NET ASSETS .................................................   $   1,896,081    $  34,598,898   $ 100,798,768   $ 136,362,060
                                                               =============    =============   =============   =============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) (Note 5) ......         189,166        2,439,128       6,039,826       6,141,519
                                                               =============    =============   =============   =============
Net asset value, redemption price and offering
  price per share (Note 1) .................................   $       10.02    $       14.18   $       16.69   $       22.20
                                                               =============    =============   =============   =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

======================================================================================================================
STATEMENTS OF OPERATIONS o For the year ended December 31, 1999(A)

                                                                 Markman         Markman        Markman        Markman
                                                                  Income    Conservative       Moderate     Aggressive
                                                              Allocation      Allocation     Allocation     Allocation
                                                               Portfolio       Portfolio      Portfolio      Portfolio
INVESTMENT INCOME
Dividend income .........................................   $     22,154    $  1,559,127   $  2,547,549   $    195,676
                                                            ------------    ------------   ------------   ------------
EXPENSES
Investment advisory fees ................................          1,857         292,256        811,956        972,333
Independent trustees' fees ..............................             --          14,000         14,000         14,000
                                                            ------------    ------------   ------------   ------------
TOTAL EXPENSES (NOTE 3) .................................          1,857         306,256        825,956        986,333
                                                            ------------    ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS) ............................         20,297       1,252,871      1,721,593       (790,657)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions ..         (7,411)      1,547,664      5,902,722      8,966,456
Capital gain distributions from
  other investment companies ............................            445         442,856      1,546,791      3,183,646
Net change in unrealized appreciation/
  depreciation on investments ...........................         14,799       3,981,393     18,152,745     33,815,297
                                                            ------------    ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........          7,833       5,971,913     25,602,258     45,965,399
                                                            ------------    ------------   ------------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ..............   $     28,130    $  7,224,784   $ 27,323,851   $ 45,174,742
                                                            ============    ============   ============   ============

========================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                    Markman Income            Markman Conservative
                                              Allocation Portfolio            Allocation Portfolio

                                                      Period ended         Year ended         Year ended
                                                   Dec. 31, 1999(A)     Dec. 31, 1999      Dec. 31, 1998

FROM OPERATIONS:
Net investment income (loss) ...................     $      20,297      $   1,252,871      $     568,587
Net realized gains (losses) from
  security transactions ........................            (7,411)         1,547,664          1,067,694
Capital gain distributions from
  other investment companies ...................               445            442,856            515,255
Net change in unrealized appreciation/
  depreciation on investments ..................            14,799          3,981,393          1,106,083
                                                     -------------      -------------      -------------
Net increase in net assets from operations .....            28,130          7,224,784          3,257,619
                                                     -------------      -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ...........           (20,297)        (1,097,151)          (657,761)
Distributions in excess of
  net investment income (Note 1) ...............                --                 --            (45,764)
Return of capital ..............................           (11,458)                --                 --
Distributions from net realized gains ..........                --         (1,647,858)        (1,102,192)
                                                     -------------      -------------      -------------
Decrease in net assets from
  distributions to shareholders ................           (31,755)        (2,745,009)        (1,805,717)
                                                     -------------      -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS (Note 4):
Proceeds from shares sold ......................         2,939,910          7,944,542         11,129,490
Net asset value of shares issued in reinvestment
  of distributions to shareholders .............            31,755          2,697,126          1,563,886
Payments for shares redeemed ...................        (1,071,959)       (10,989,293)       (20,358,721)
                                                     -------------      -------------      -------------
Net increase (decrease) in net assets from
  capital share transactions ...................         1,899,706           (347,625)        (7,665,345)
                                                     -------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........         1,896,081          4,132,150         (6,213,443)

NET ASSETS:
Beginning of period ............................                --         30,466,748         36,680,191
                                                     -------------      -------------      -------------
End of period ..................................     $   1,896,081      $  34,598,898      $  30,466,748
                                                     =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME ............     $          --      $       1,560      $          --
                                                     =============      =============      =============

                                                               Markman Moderate                    Markman Aggressive
                                                           Allocation Portfolio                  Allocation Portfolio

                                                        Year ended         Year ended         Year ended         Year ended
                                                     Dec. 31, 1999      Dec. 31, 1998      Dec. 31, 1999      Dec. 31, 1998
FROM OPERATIONS:
Net investment income (loss) ...................     $   1,721,593      $     691,704      $    (790,657)     $    (513,567)
Net realized gains (losses) from
  security transactions ........................         5,902,722          3,062,796          8,966,456           (231,303)
Capital gain distributions from
  other investment companies ...................         1,546,791          1,388,199          3,183,646          1,291,832
Net change in unrealized appreciation/
  depreciation on investments ..................        18,152,745          8,491,783         33,815,297         18,912,136
                                                     -------------      -------------      -------------      -------------
Net increase in net assets from operations .....        27,323,851         13,634,482         45,174,742         19,459,098
                                                     -------------      -------------      -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income ...........        (1,607,343)          (691,704)                --            (21,208)
Distributions in excess of
  net investment income (Note 1) ...............                --           (260,772)                --                 --
Return of capital ..............................                --                 --                 --                 --
Distributions from net realized gains ..........        (6,205,785)        (3,393,190)       (10,222,408)          (340,273)
                                                     -------------      -------------      -------------      -------------
Decrease in net assets from
  distributions to shareholders ................        (7,813,128)        (4,345,666)       (10,222,408)          (361,481)
                                                     -------------      -------------      -------------      -------------
FROM CAPITAL SHARE TRANSACTIONS (Note 4):
Proceeds from shares sold ......................        12,400,277         12,188,071         23,265,400         16,927,645
Net asset value of shares issued in reinvestment
  of distributions to shareholders .............         7,759,052          4,298,339         10,110,921            350,390
Payments for shares redeemed ...................       (22,670,359)       (28,364,444)       (23,581,252)       (29,162,161)
                                                     -------------      -------------      -------------      -------------
Net increase (decrease) in net assets from
  capital share transactions ...................        (2,511,030)       (11,878,034)         9,795,069        (11,884,126)
                                                     -------------      -------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........        16,999,693         (2,589,218)        44,747,403          7,213,491

NET ASSETS:
Beginning of period ............................        83,799,075         86,388,293         91,614,657         84,401,166
                                                     -------------      -------------      -------------      -------------
End of period ..................................     $ 100,798,768      $  83,799,075      $ 136,362,060      $  91,614,657
                                                     =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME ............     $       2,508      $          --      $          --      $          --
                                                     =============      =============      =============      =============

(A) Except for the Markman Income Allocation Portfolio which represents the period from the initial public offering of shares (May 1, 1999) through December 31, 1999.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman
10

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

================================================================================
MARKMAN INCOME ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding throughout the Period

                                                               Period ended
                                                          December 31, 1999(A)
Net asset value at beginning of period .....................     $    10.00
                                                                 ----------
Income from investment operations:
  Net investment income ....................................           0.24
  Net realized and unrealized gains on investments .........           0.08
                                                                 ----------
Total from investment operations ...........................           0.32
                                                                 ----------
Less distributions:
  Dividends from net investment income .....................          (0.24)
  Return of capital ........................................          (0.06)
                                                                 ----------
Total distributions ........................................          (0.30)
                                                                 ----------

NET ASSET VALUE AT END OF PERIOD ...........................     $    10.02
                                                                 ==========
TOTAL RETURN ...............................................          3.27%(B)
                                                                 ==========
NET ASSETS AT END OF PERIOD (000'S) ........................     $    1,896
                                                                 ==========
Ratio of expenses to average net assets ....................          0.64%(C)
Ratio of net investment income to average net assets .......          6.97%(C)
Portfolio turnover rate ....................................            78%(C)

(A) Represents the period from the initial public offering of shares (May 1, 1999) through December 31, 1999.
(B)  Not annualized.
(C)  Annualized.

=================================================================================================================================
MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding throughout Each Period

                                                       Year ended      Year ended      Year ended      Year ended    Period ended
                                                      December 31,    December 31,    December 31,    December 31,    December 31,
                                                             1999            1998            1997            1996         1995(A)
Net asset value at beginning of period .............    $   12.33       $   11.82       $   11.49       $   10.97       $   10.00
                                                        ---------       ---------       ---------       ---------       ---------
Income from investment operations:
  Net investment income ............................         0.55            0.25            0.33            0.28            0.19
  Net realized and unrealized gains on investments .         2.53            1.03            1.31            1.19            1.61
                                                        ---------       ---------       ---------       ---------       ---------
Total from investment operations ...................         3.08            1.28            1.64            1.47            1.80
                                                        ---------       ---------       ---------       ---------       ---------
Less distributions:
  Dividends from net investment income .............        (0.49)          (0.28)          (0.30)          (0.28)          (0.19)
  Distributions in excess of net investment income .           --           (0.02)          (0.15)          (0.18)          (0.04)
  Distributions from net realized gains ............        (0.74)          (0.47)          (0.86)          (0.49)          (0.60)
                                                        ---------       ---------       ---------       ---------       ---------
Total distributions ................................        (1.23)          (0.77)          (1.31)          (0.95)          (0.83)
                                                        ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE AT END OF PERIOD ...................    $   14.18       $   12.33       $   11.82       $   11.49       $   10.97
                                                        =========       =========       =========       =========       =========
TOTAL RETURN .......................................       24.97%          10.83%          14.27%          13.41%          18.00%
                                                        =========       =========       =========       =========       =========
NET ASSETS AT END OF PERIOD (000'S) ................    $  34,599       $  30,467       $  36,680       $  42,579       $   9,852
                                                        =========       =========       =========       =========       =========
Ratio of expenses to average net assets ............        0.95%           0.95%           0.95%           0.95%           0.95%(B)
Ratio of net investment income to average net assets        3.89%           1.70%           2.38%           3.21%           3.02%(B)
Portfolio turnover rate ............................          78%            165%             48%            104%            176%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

=================================================================================================================================
MARKMAN MODERATE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding throughout Each Period

                                                       Year ended      Year ended      Year ended      Year ended    Period ended
                                                      December 31,    December 31,    December 31,    December 31,    December 31,
                                                             1999            1998            1997            1996         1995(A)
Net asset value at beginning of period .............    $   13.35       $   11.90       $   11.49       $   11.31       $   10.00
                                                        ---------       ---------       ---------       ---------       ---------
Income from investment operations:
  Net investment income ............................         0.31            0.12            0.26            0.18            0.06
  Net realized and unrealized gains on investments .         4.43            2.06            1.96            1.08            2.39
                                                        ---------       ---------       ---------       ---------       ---------
Total from investment operations ...................         4.74            2.18            2.22            1.26            2.45
                                                        ---------       ---------       ---------       ---------       ---------
Less distributions:
  Dividends from net investment income .............        (0.29)          (0.12)          (0.26)          (0.18)          (0.06)
  Distributions in excess of net investment income .           --           (0.04)          (0.21)          (0.14)          (0.24)
  Distributions from net realized gains ............        (1.11)          (0.57)          (1.34)          (0.76)          (0.84)
                                                        ---------       ---------       ---------       ---------       ---------
Total distributions ................................        (1.40)          (0.73)          (1.81)          (1.08)          (1.14)
                                                        ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE AT END OF PERIOD ...................    $   16.69       $   13.35       $   11.90       $   11.49       $   11.31
                                                        =========       =========       =========       =========       =========
TOTAL RETURN .......................................       35.49%          18.32%          19.38%          11.11%          24.50%
                                                        =========       =========       =========       =========       =========
NET ASSETS AT END OF PERIOD (000'S) ................    $  00,799       $  83,799       $  86,388       $  78,627       $  38,988
                                                        =========       =========       =========       =========       =========
Ratio of expenses to average net assets ............        0.95%           0.95%           0.95%           0.95%           0.95%(B)
Ratio of net investment income to average net assets        1.98%           0.84%           1.96%           1.34%           0.77%(B)
Portfolio turnover rate ............................          68%            117%             82%            280%            141%

=================================================================================================================================
MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO o FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Tthroughout Each Period

                                                       Year ended      Year ended      Year ended      Year ended    Period ended
                                                      December 31,    December 31,    December 31,    December 31,    December 31,
                                                             1999            1998            1997            1996         1995(A)
Net asset value at beginning of period .............    $   16.01       $   12.74       $   12.26       $   11.79       $   10.00
                                                        ---------       ---------       ---------       ---------       ---------
Income from investment operations:
  Net investment income (loss) .....................        (0.13)          (0.09)           0.01            0.05            0.01
  Net realized and unrealized gains on investments .         8.12            3.42            2.32            1.34            3.11
                                                        ---------       ---------       ---------       ---------       ---------
Total from investment operations ...................         7.99            3.33            2.33            1.39            3.12
                                                        ---------       ---------       ---------       ---------       ---------
Less distributions:
  Dividends from net investment income .............           --              --           (0.01)          (0.05)          (0.01)
  Distributions in excess of net investment income .           --              --           (0.19)          (0.11)          (0.23)
  Distributions from net realized gains ............        (1.80)          (0.06)          (1.65)          (0.76)          (1.09)
                                                        ---------       ---------       ---------       ---------       ---------
Total distributions ................................        (1.80)          (0.06)          (1.85)          (0.92)          (1.33)
                                                        ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE AT END OF PERIOD ...................    $   22.20       $   16.01       $   12.74       $   12.26       $   11.79
                                                        =========       =========       =========       =========       =========
TOTAL RETURN .......................................       49.88%          26.17%          18.96%          11.72%          31.21%
                                                        =========       =========       =========       =========       =========
NET ASSETS AT END OF PERIOD (000'S) ................    $ 136,362       $  91,615       $  84,401       $  84,329       $  42,325
                                                        =========       =========       =========       =========       =========
Ratio of expenses to average net assets ............        0.95%           0.95%           0.95%           0.95%           0.95%(B)
Ratio of net investment income (loss)
  to average net assets ............................       (0.76)%         (0.62)%          0.05%           0.34%           0.15%(B)
Portfolio turnover rate ............................          56%            101%            141%            340%            204%

(A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995.
(B)  Annualized.
See accompanying notes to financial statements..

--------------------------------------------------------------------------------
                                    Markman
12

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers four series of shares to investors: the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund (except for the Markman Income Allocation Portfolio) at $10.00 per share. The public offering of shares of such Funds commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser. The public offering of shares of the Markman Income Allocation Portfolio commenced on May 1, 1999.

The Markman Income Allocation Portfolio seeks to provide high current income and low share price fluctuation. The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital. The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income. The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The following is a summary of the Trust's significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end, management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

Distributions to shareholders -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest and the deferral of certain losses under Federal

--------------------------------------------------------------------------------
                                    Markman

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to generally accepted accounting principles.

The following information is based on the federal income tax cost of portfolio investments as of December 31, 1999:

--------------------------------------------------------------------------------------------------
                                      MARKMAN           MARKMAN           MARKMAN          MARKMAN
                                       INCOME      CONSERVATIVE          MODERATE       AGGRESSIVE
                                   ALLOCATION        ALLOCATION        ALLOCATION       ALLOCATION
                                    PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                    ---------         ---------         ---------        ---------
Gross unrealized appreciation     $    28,425      $  7,067,427      $ 32,000,130      $58,702,910
Gross unrealized depreciation         (13,626)           (6,045)           (8,915)              --
                                  -----------      ------------      ------------      -----------
Net unrealized appreciation .     $    14,799      $  7,061,382      $ 31,991,215      $58,702,910
Federal income tax cost of
portfolio investments .......     $ 1,880,614      $ 27,329,672      $ 69,142,268      $77,995,001
                                  ===========      ============      ============      ===========
--------------------------------------------------------------------------------------------------

2.   INVESTMENT TRANSACTIONS

During the period ended December 31, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $1,812,482 and $222,831, respectively, for the Markman Income Allocation Portfolio; $24,156,535 and $28,608,839, respectively, for the Markman Conservative Allocation Portfolio; $58,533,209 and $73,043,945, respectively, for the Markman Moderate Allocation Portfolio; and $60,409,495 and $57,993,346, respectively, for the Markman Aggressive Allocation Portfolio.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and offi-cers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment man-agement fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of average daily net assets of the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Aggressive Allocation Portfolio and 0.65% of the average daily net assets of the Markman Income Allocation Portfolio. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent Trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent Trustees.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT
Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and CFS, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for each of the Funds. CFS supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. In addition, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays CFS a monthly base fee, an asset based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

4.   BANK LOANS

The Trust has an unsecured $10,000,000 bank line of credit; borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. As of December 31, 1999, no Funds in the Trust had outstanding borrowings under the line of credit. The maximum amount outstanding during the year ended December 31, 1999, for the Markman Moderate Allocation Portfolio was $722,000 at an interest rate of 6.00%.

--------------------------------------------------------------------------------
                                    Markman
14

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FUND SHARE TRANSACTIONS

Proceeds and payments from capital share transactions as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 1999, and December 31, 1998 (A):

------------------------------------------------------------------------------------------------------
                                        MARKMAN INCOME            MARKMAN CONSERVATIVE
                                  ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO

                                          Period ended      Year ended      Year ended
                                      Dec. 31, 1999 (A)  Dec. 31, 1999   Dec. 31, 1998
------------------------------------------------------------------------------------------------------
Shares sold ...........................        294,119         609,311         934,987
Shares issued in reinvestment of
distributions to shareholders .........          3,181         190,206         126,836
Shares redeemed .......................       (108,134)       (830,853)     (1,695,443)
                                            ----------      ----------      ----------
Net increase (decrease) in
shares outstanding ....................        189,166         (31,336)       (633,620)
Shares outstanding, beginning of period             --       2,470,464       3,104,084
                                            ----------      ----------      ----------
Shares outstanding, end of period .....        189,166       2,439,128       2,470,464
                                            ==========      ==========      ==========

                                                      MARKMAN MODERATE              MARKMAN AGGRESSIVE
                                                  ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO

                                            Year ended      Year ended      Year ended      Year ended
                                         Dec. 31, 1999   Dec. 31, 1998   Dec. 31, 1999   Dec. 31, 1998
------------------------------------------------------------------------------------------------------
Shares sold ...........................        856,136         970,847       1,270,649       1,234,363
Shares issued in reinvestment of
distributions to shareholders .........        464,892         321,973         455,447          21,885
Shares redeemed .......................     (1,558,964)     (2,273,277)     (1,308,199)     (2,158,375)
                                            ----------      ----------      ----------      ----------
Net increase (decrease) in
shares outstanding ....................       (237,936)       (980,457)        417,897        (902,127)
Shares outstanding, beginning of period      6,277,762       7,258,219       5,723,622       6,625,749
                                            ----------      ----------      ----------      ----------
Shares outstanding, end of period .....      6,039,826       6,277,762       6,141,519       5,723,622
                                            ==========      ==========      ==========      ==========

(A)  Except for the Markman Income  Allocation  Portfolio which represents the period from the initial public offering of shares (May 1, 1999) through December 31, 1999.
------------------------------------------------------------------------------------------------------

6.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 31, 1999, the Markman Conservative Allocation Portfolio declared and paid a long-term capital gain of $0.4702 per share and a short-term capital gain distribution of $0.2673 per share, the Markman Moderate Allocation Portfolio declared and paid a long-term capital gain of $0.9933 per share and a short-term capital gain distribution of $0.1773 per share, and the Markman Aggressive Allocation Portfolio declared and paid a long-term capital gain of $1.1328 per share and a short-term capital gain distribution of $0.6629 per share. In January of 2000, shareholders will be provided with Form 1099-DIV which reports the amount and tax status of the capital gain distributions paid during calendar year 1999.

--------------------------------------------------------------------------------
                                    Markman

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE MARKMAN MULTIFUND TRUST:

We have audited the accompanying statements of assets and liabilities, including the port-folios of investments, of the Markman MultiFund Trust (comprising, respectively, the Markman Income Allocation Portfolio, the Markman Conservative Allocation Portfolio, the Markman Moderate Allocation Portfolio, and the Markman Aggressive Allocation Portfolio), as of December 31, 1999, and the related statements of operations, the statement of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Markman MultiFund Trust as of December 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

Cincinnati, Ohio
January 7, 2000

--------------------------------------------------------------------------------
STAY INFORMED
--------------------------------------------------------------------------------

1-800-975-5463
PORTFOLIO/STRATEGY UPDATE
To hear Bob Markman's weekly market
overview and MultiFund activity report.

www.markman.com/funds.htm
ONLINE
Check for net asset values and more.

1-800-536-8679
PRICELINE
For up-to-the-minute net asset values
and account values.

1-800-707-2771
HELPLINE
For a prospectus, an application form,
for assistance in completing an application, or for general administrative questions.

--------------------------------------------------------------------------------
RECENT SERVICE IMPROVEMENT

As a fund of funds, we cannot price our fund shares daily until all of the underlying funds we own have transmitted their own daily share price. In the past, the underlying funds we owned have not priced their shares in time for us to get our shares priced before the cutoff for net asset value transmittal to newspapers around the country. This leads to the frustrating, and sometimes con-fusing, situation of our share price in the newspaper being one day behind. All independent funds of funds, not just us, have this same problem. But we were sick of it. So after almost five years of everyone in the industry telling us that it was impossible to do anything about it, we decided to do something about it.

A mixture of team work, cajoling, and quick action by all our support organizations, has enabled us -- on most days -- to get the current daily share price into the national system in time for it to show up in your paper on the correct date. Thus, barring the usual glitches that are bound to happen from time to time, the price you see in the paper each day will now be the correct price for that day's market trading. To the best of our knowledge, we are the only inde-pendent fund of funds that has been able to accomplish this, and we're pleased to be able to start the new millennium by providing you with information that is timely and accurate.

These forms are available:
o Account Application
o IRA Application
o Roth IRA Application
o IRA Transfer Request
o Roth IRA Conversion Request
o Dollar Cost Averaging Application
o Systematic Withdrawal Plan Request
o Automatic Investment Request
o Company Retirement Account Application
o Company Retirement Plan Prototype
  [includes Profit Sharing, Money Purchase, 401(k)]
o 403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman MultiFunds through:

Charles  Schwab & Company  (1-800-266-5623),  Fidelity  Investments  (1-800-544-
7558), and T. D. Waterhouse (1-800-934-4448), among others. There is no transaction fee when you purchase the Markman MultiFunds through these discount brokers.

For  additional  forms or answers to any  questions  just  contact  the  Markman
MultiFunds  (between  the  hours  of  8:30  AM  and  5:30  PM  EST):  Toll-free:
1-800-707-2771
--------------------------------------------------------------------------------

                     MARKMAN                     INVESTMENT ADVISER                      SHAREHOLDER SERVICES
================     MULTIFUNDS                  Markman Capital Management, Inc.        c/o Countrywide Fund Services, Inc.
     NO-LOAD         ----------                  6600 France Ave. So.                    312 Walnut Street, 21st Floor
100% MUTUAL FUND     For investors too smart     Minneapolis, Minnesota  55435           Cincinnati, Ohio 45202-3874
     COUNCIL         to do it themselves(sm)     Telephone:  612-920-4848                Telephone: 513-629-2070
================                                 Toll-free: 1-800-395-4848               Toll-free: 1-800-707-2771

Authorized for distribution only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------
                                    Markman

Markman
MULTIFUNDS
----------------------                  FIRST CLASS
For investors too smart
to do it themselves (sm)

6600 France Avenue South
Minneapolis, Minnesota 55435